UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2013, Registrant’s Board of Directors approved amendments to Registrant’s By-Laws, effective as of that date. These amendments primarily provide for other qualifications for directors. The above description of the amendments is not complete and is qualified in its entirety by reference to Registrant’s By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 6, 2013, Registrant’s Board of Directors elected Verne G. Istock as lead director. Registrant’s press release dated June 7, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit

3.1	Amendments to By-Laws of Registrant

3.2	By-Laws of Registrant, as amended

99.1	Press Release of Registrant dated June 7, 2013.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)

By	/s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel
and Secretary

Date: June 7, 2013

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendments to By-Laws of Registrant

3.2	By-Laws of Registrant, as amended

99.1	Press Release of Registrant dated June 7, 2013

(Page 4 of 4 Pages)